UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 31, 2020

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	001-35922	22-3755993
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

575 N. Dairy Ashford
Energy Center II, Suite 210
Houston, Texas 77079
 (Address of principal executive offices)

(713) 221-1768
 (Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PED	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry Into a Material Definitive Agreement.

On March 31, 2020, as part of PEDEVCO Corp.’s (the “Company”, “PEDEVCO”, “we” and “us”) efforts to reduce operating and corporate costs, the independent Compensation Committee of the Company’s Board of Directors approved a 20% reduction in salary for all of the Company’s salaried employees, effective April 1, 2020.

In connection with the 20% salary reduction, on March 31, 2020, the Company and each of Mr. Douglas J. Schick, the Company’s President, and Mr. Clark R. Moore, the Company’s Executive Vice President, General Counsel, and Secretary, entered into amendments to their respective employment agreements (the “Amendments”) to effect the salary reductions on a temporary basis, until such time as the Company determines, in its reasonable discretion, that oil markets have recovered to acceptable levels (the “Salary Reduction Period”). The Amendments to Messrs. Schick’s and Moore’s employment agreements do not, however, reduce the amount of severance compensation that such executive would receive under their respective employment agreements in the event of an applicable termination of their respective employment, subject to the terms of such employment agreements.

In addition, the amendment entered into with Mr. Schick includes a provision whereby, in the event Mr. Schick’s employment with the Company is voluntarily terminated by him due to the Company failing to pay his base salary (as currently reduced as disclosed above) without his written consent, the Company will (a) continue to pay Mr. Schick an amount equal to his base salary as in effect immediately before his termination of employment on the same bi-monthly schedule and amounts (less required withholdings) as he received such salary payments prior to his date of termination (the “Cash Payments”), which Cash Payments shall be reported by the Company on IRS Form 1099 as income to Mr. Schick and will continue until the earlier to occur of (x) the date that is twelve (12) months after the termination of his employment or (y) the date that he commences employment with another employer that pays him a base salary equal to, or greater than, his base salary as in effect immediately before his termination of employment, provided that, if his new employer pays him less than his Company base salary, he shall only be entitled to Cash Payment amounts going forward through the remainder of the twelve (12) month term equal to (i) his Company base salary at the time of his termination minus the salary he receives from his new employer; and (b) continue to vest his outstanding Company restricted stock and options exercisable for Company capital stock issued to him by the Company which are then held by him on his date of termination on their then-current vesting schedules during the period of up to twelve (12) months that he continues to receive the Cash Payments, in exchange for a full and complete release of claims against the Company, its affiliates, officers and directors in a form reasonably acceptable to the Company. Upon the date that his Cash Payments discontinue, he shall no longer continue to vest into any outstanding Company restricted stock or options. The Cash Payments payable to Mr. Schick and the other amounts, based on his salary, which may be due to him upon termination of his offer letter upon certain events, and subject to the terms thereof, during the Salary Reduction Period will continue to be based on Mr. Schick’s non-reduced salary.

As previously disclosed, Dr. Simon Kukes, our Chief Executive Officer and director, has agreed to receive an annual salary of $1 as his compensation for serving as Chief Executive Officer of the Company and as a member of the Board of Directors and to not charge the Company for any personal business expenses he incurs in connection with such positions. We do not currently have a formal written agreement in place with Dr. Kukes. To date, Dr. Kukes has not accepted any salary from the Company (including his $1 annual compensation).

The foregoing descriptions of the Amendments do not purport to be complete and are qualified in their entirety by reference to the Amendments, copies of which are attached as Exhibit 10.3 and Exhibit 10.5, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

See the discussions under Item 1.01 above with respect to the Amendments entered into with each of Mr. Douglas J. Schick, the Company’s President, and Mr. Clark R. Moore, the Company’s Executive Vice President, General Counsel, and Secretary, which are incorporated into this Item 5.02 by reference in their entirety.

Item 7.01 Regulation FD Disclosure.

On March 31, 2020, the Company issued a press release announcing certain year-ended December 31, 2019 results, and certain efforts initiated to reduce operating and corporate costs.

A copy of the press release is furnished as Exhibit 99.1 hereto. The information responsive to Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of this Report is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1
Executive Employment Agreement, dated June 10, 2011, by Pacific Energy Development Corp and Clark Moore (filed as Exhibit 10.20 to the Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2014 (File No. 001-35922) and incorporated herein by reference)

10.2
Amendment No. 1 to Employment Agreement, dated January 11, 2013, by and between PEDEVCO Corp. and Clark R. Moore (filed as Exhibit 10.58 to the Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2014 (File No. 001-35922) and incorporated herein by reference)

10.3*	Amendment No. 2 to Employment Agreement, effective April 1, 2020, entered into by and between Clark R. Moore and PEDEVCO Corp.
10.4
Offer Letter with J. Douglas Schick as President dated August 1, 2018 (filed as Exhibit 10.4 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on August 1, 2018 (File No. 001-35922) and incorporated herein by reference)

10.5*	Amendment No. 1 to Offer Letter, effective April 1, 2020, entered into by and between J. Douglas Schick and PEDEVCO Corp.
99.1**	Press Release dated March 31, 2020.

* Filed herewith.
 ** Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEDEVCO CORP.

By:	/s/ Dr. Simon Kukes
Dr. Simon Kukes
Chief Executive Officer

Date:  March 31, 2020

EXHIBIT INDEX

Exhibit No.	Description

10.1
Executive Employment Agreement, dated June 10, 2011, by Pacific Energy Development Corp and Clark Moore (filed as Exhibit 10.20 to the Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2014 (File No. 001-35922) and incorporated herein by reference)

10.2
Amendment No. 1 to Employment Agreement, dated January 11, 2013, by and between PEDEVCO Corp. and Clark R. Moore (filed as Exhibit 10.58 to the Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2014 (File No. 001-35922) and incorporated herein by reference)

10.3*	Amendment No. 2 to Employment Agreement, effective April 1, 2020, entered into by and between Clark R. Moore and PEDEVCO Corp.
10.4
Offer Letter with J. Douglas Schick as President dated August 1, 2018 (filed as Exhibit 10.4 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on August 1, 2018 (File No. 001-35922) and incorporated herein by reference)

10.5*	Amendment No. 1 to Offer Letter, effective April 1, 2020, entered into by and between J. Douglas Schick and PEDEVCO Corp.
99.1**	Press Release dated March 31, 2020.